Chief Executive Officer
Form N-SAR Certification under Sarbanes-Oxley Act






I, William F. Glavin, Jr., certify that:

I have reviewed this report on Form N-SAR of the Scudder Target 2011 Fund, a series of Scudder Target Fund.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



September 27, 2002                            /s/William F. Glavin, Jr.
                                              -----------------------------
                                              William F. Glavin, Jr.
                                              Chief Executive Officer
                                              Scudder Target 2011 Fund, a
                                              series of Scudder Target Fund

Chief Financial Officer
Form N-SAR Certification under Sarbanes-Oxley Act






I, Gary L. French, certify that:

I have reviewed this report on Form N-SAR of the Scudder Target 2011 Fund, a series of Scudder Target Fund.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



September 27, 2002                               /s/Gary L. French
                                                 -------------------------------
                                                 Gary L. French
                                                 Chief Financial Officer
                                                 Scudder Target 2011 Fund, a
                                                 series of Scudder Target Fund

Chief Executive Officer
Form N-SAR Certification under Sarbanes-Oxley Act






I, William F. Glavin, Jr., certify that:

I have reviewed this report on Form N-SAR of the Scudder Target 2012 Fund, a series of Scudder Target Fund.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



September 27, 2002                                 /s/William F. Glavin, Jr.
                                                   -----------------------------
                                                   William F. Glavin, Jr.
                                                   Chief Executive Officer
                                                   Scudder Target 2012 Fund, a
                                                   series of Scudder Target Fund

Chief Financial Officer
Form N-SAR Certification under Sarbanes-Oxley Act






I, Gary L. French, certify that:

I have reviewed this report on Form N-SAR of the Scudder Target 2012 Fund, a series of Scudder Target Fund.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



September 27, 2002                               /s/Gary L. French
                                                 -------------------------------
                                                 Gary L. French
                                                 Chief Financial Officer
                                                 Scudder Target 2012 Fund, a
                                                 series of Scudder Target Fund

Chief Executive Officer
Form N-SAR Certification under Sarbanes-Oxley Act






I, William F. Glavin, Jr., certify that:

I have reviewed this report on Form N-SAR of the Scudder Retirement Fund - Series IV, a series of Scudder Target Fund.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



September 27, 2002                            /s/William F. Glavin, Jr.
                                              -----------------------------
                                              William F. Glavin, Jr.
                                              Chief Executive Officer
                                              Scudder Retirement Fund -
                                              Series IV, a series of Scudder
                                              Target Fund

Chief Financial Officer
Form N-SAR Certification under Sarbanes-Oxley Act






I, Gary L. French, certify that:

I have reviewed this report on Form N-SAR of the Scudder Retirement Fund - Series IV, a series of Scudder Target Fund.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



September 27, 2002                               /s/Gary L. French
                                                 -------------------------------
                                                 Gary L. French
                                                 Chief Financial Officer
                                                 Scudder Retirement Fund -
                                                 Series IV, a series of Scudder
                                                 Target Fund

Chief Executive Officer
Form N-SAR Certification under Sarbanes-Oxley Act






I, William F. Glavin, Jr., certify that:

I have reviewed this report on Form N-SAR of the Scudder Retirement Fund - Series V, a series of Scudder Target Fund.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



September 27, 2002                            /s/William F. Glavin, Jr.
                                              -----------------------------
                                              William F. Glavin, Jr.
                                              Chief Executive Officer
                                              Scudder Retirement Fund -
                                              Series V, a series of Scudder
                                              Target Fund

Chief Financial Officer
Form N-SAR Certification under Sarbanes-Oxley Act






I, Gary L. French, certify that:

I have reviewed this report on Form N-SAR of the Scudder Retirement Fund - Series V, a series of Scudder Target Fund.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



September 27, 2002                               /s/Gary L. French
                                                 -------------------------------
                                                 Gary L. French
                                                 Chief Financial Officer
                                                 Scudder Retirement Fund -
                                                 Series V, a series of Scudder
                                                 Target Fund

Chief Executive Officer
Form N-SAR Certification under Sarbanes-Oxley Act






I, William F. Glavin, Jr., certify that:

I have reviewed this report on Form N-SAR of the Scudder Retirement Fund - Series VI, a series of Scudder Target Fund.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



September 27, 2002                            /s/William F. Glavin, Jr.
                                              -----------------------------
                                               William F. Glavin, Jr.
                                               Chief Executive Officer
                                               Scudder Retirement Fund -
                                               Series VI, a series of Scudder
                                               Target Fund

Chief Financial Officer
Form N-SAR Certification under Sarbanes-Oxley Act






I, Gary L. French, certify that:

I have reviewed this report on Form N-SAR of the Scudder Retirement Fund - Series VI, a series of Scudder Target Fund.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



September 27, 2002                               /s/Gary L. French
                                                 -------------------------------
                                                 Gary L. French
                                                 Chief Financial Officer
                                                 Scudder Retirement Fund -
                                                 Series VI, a series of Scudder
                                                 Target Fund

Chief Executive Officer
Form N-SAR Certification under Sarbanes-Oxley Act






I, William F. Glavin, Jr., certify that:

I have reviewed this report on Form N-SAR of the Scudder Retirement Fund - Series VII, a series of Scudder Target Fund.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



September 27, 2002                                 /s/William F. Glavin, Jr.
                                                   -----------------------------
                                                   William F. Glavin, Jr.
                                                   Chief Executive Officer
                                                   Scudder Retirement Fund -
                                                   Series VII, a series of
                                                   Scudder Target Fund

Chief Financial Officer
Form N-SAR Certification under Sarbanes-Oxley Act






I, Gary L. French, certify that:

I have reviewed this report on Form N-SAR of the Scudder Retirement Fund - Series VII, a series of Scudder Target Fund.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



September 27, 2002                               /s/Gary L. French
                                                 -------------------------------
                                                 Gary L. French
                                                 Chief Financial Officer
                                                 Scudder Retirement Fund -
                                                 Series VII, a series of
                                                 Scudder Target Fund

Chief Executive Officer
Form N-SAR Certification under Sarbanes-Oxley Act






I, William F. Glavin, Jr., certify that:

I have reviewed this report on Form N-SAR of the Scudder Target 2010 Fund, a series of Scudder Target Fund.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



September 27, 2002                            /s/William F. Glavin, Jr.
                                              -----------------------------
                                              William F. Glavin, Jr.
                                              Chief Executive Officer
                                              Scudder Target 2010 Fund, a
                                              series of Scudder Target Fund

Chief Financial Officer
Form N-SAR Certification under Sarbanes-Oxley Act






I, Gary L. French, certify that:

I have reviewed this report on Form N-SAR of the Scudder Target 2010 Fund, a series of Scudder Target Fund.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



September 27, 2002                               /s/Gary L. French
                                                 -------------------------------
                                                 Gary L. French
                                                 Chief Financial Officer
                                                 Scudder Target 2010 Fund, a
                                                 series of Scudder Target Fund

Chief Executive Officer
Form N-SAR Certification under Sarbanes-Oxley Act






I, William F. Glavin, Jr., certify that:

I have reviewed this report on Form N-SAR of the Scudder Worldwide 2004 Fund, a series of Scudder Target Fund.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



September 27, 2002                         /s/William F. Glavin, Jr.
                                           -----------------------------
                                           William F. Glavin, Jr.
                                           Chief Executive Officer
                                           Scudder Worldwide 2004 Fund, a
                                           series of Scudder Target Fund

Chief Financial Officer
Form N-SAR Certification under Sarbanes-Oxley Act






I, Gary L. French, certify that:

I have reviewed this report on Form N-SAR of the Scudder Worldwide 2004 Fund, a series of Scudder Target Fund.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.



September 27, 2002                               /s/Gary L. French
                                                 -------------------------------
                                                 Gary L. French
                                                 Chief Financial Officer
                                                 Scudder Worldwide 2004 Fund, a
                                                 series of Scudder Target Fund